Proposed Acquisition of Albea’s Dispensing Business Deploying Strong Free Cash Flow to Build Shareholder Value January 27, 2020 Exhibit 99.2

Forward Looking Statements & Non-GAAP Measures This presentation, and the statements made during the course of this presentation, are not intended to and do not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities. Statements made in or during the course of this presentation which are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made based upon management’s expectations, assumptions, beliefs, estimates and projections, many of which by their nature are inherently uncertain and beyond Silgan’s control. Accordingly, such forward-looking statements are not guarantees or promises of future performance or events and involve known and unknown risks that could cause such future performance or events to differ materially from those expressed or implied in such forward-looking statements. Additionally, such forward-looking statements only speak as of the date of this presentation, and except to the extent required by the U.S. federal securities laws, Silgan neither assumes nor undertakes any obligation to update or revise any of such forward-looking statements. You are advised to read and consider the numerous risks and uncertainties described in our Annual Report on Form 10-K for the year ended December 31, 2018 and our other filings with the Securities and Exchange Commission. Generally accepted accounting principles in the United States are commonly referred to as GAAP. A non-GAAP financial measure is generally defined as a financial measure that purports to measure financial performance but excludes or includes amounts that could not be so adjusted in the most comparable GAAP measure. EBITDA, EBITDA for the Closures Segment, Adjusted EBITDA, Adjusted EBITDA for the Closures Segment, EBITDA for Albea Dispensing and Adjusted EBITDA for Albea Dispensing and the ratios and margins calculated therefrom as contained in this presentation are unaudited supplemental measures of financial performance that are not required by, or presented in accordance with, GAAP and therefore are non-GAAP financial measures. These non-GAAP financial measures should not be considered as alternatives to income before interest and income taxes, net income and segment income or any other measures derived in accordance with GAAP. Such non-GAAP financial measures should not be considered in isolation or as a substitute for any financial data prepared in accordance with GAAP and may not be comparable to similarly titled measures used by other companies. We include such non-GAAP financial measures in this presentation because we consider them to be important supplemental measures of financial performance which we believe provide a more complete understanding than could be obtained absent such non-GAAP financial measures. A reconciliation of all non-GAAP financial measures used in this presentation to the most comparable GAAP financial data is included in this presentation in the Appendix. The following non-GAAP financial measures are used in this presentation and are defined as follows. “EBITDA” means income before interest and income taxes plus depreciation and amortization (D&A). “Adjusted EBITDA” means EBITDA as adjusted for rationalization charges. “EBITDA” for the Closures Segment means segment income plus depreciation and amortization (D&A) for our Closures Segment. “Adjusted EBITDA” for the Closures Segment means EBITDA as adjusted for rationalization charges for our Closures Segment. “EBITDA” for Albea Dispensing means income before interest and income taxes plus depreciation and amortization (D&A) for Albea Dispensing. “Adjusted EBITDA” for Albea Dispensing means EBITDA as adjusted for mold startup costs and reorganization charges for Albea Dispensing. All company names and trademarks used in this presentation are the property of their respective owners and are used in this presentation for identification purposes only.

Value Creation Model Earnings growth and value creation Sustainable competitive advantage Supply best value in industry by focusing on unique needs of customers Deploy strong, growing Free Cash Flow Build and enhance franchise positions Growth through targeted acquisitions Other cash deployment to drive shareholder value Top tier earnings growth in Packaging sector Consistent long-term shareholder value creation Deploying Strong Free Cash Flow to Build Shareholder Value

Proposed Transaction Summary – Albea Dispensing Purchase price of $900M LTM September 30, 2019 Revenue of $394M, Adjusted EBITDA¹ of $77M 20% Adjusted EBITDA margin¹ Annual synergy estimate of $20 million 25% Synergy Adjusted EBITDA margin¹ Run-rate realized in the first 18 months Fully committed debt financing $900M of Committed Delayed Draw Term Loan No change anticipated to credit ratings Expected to close in 1H 2020 Refer to Slide 14 for reconciliation of non-GAAP amounts to GAAP amounts, calculation of Pro Forma LTM Adjusted EBITDA, and calculation of EV / LTM Pro Forma Adjusted EBITDA. Refer to Slide 14 for LTM 9/30/19 financial information for Albea Dispensing. Refer to Slide 14 for reconciliation of non-GAAP amounts to GAAP amounts, calculation of LTM Adjusted EBITDA, and calculation of EV / LTM Adjusted EBITDA. Refer to Slide 14 for LTM 9/30/19 financial information for Albea Dispensing. Source: Capital IQ Deploying Strong Free Cash Flow to Build Shareholder Value (1) (1) (2) (2) (3) (3) 9.3x 11.7x 13.9x 11.8x 16.2x 24.0x 0.0x 5.0x 10.0x 15.0x 20.0x 25.0x 30.0x EV / LTM Pro Forma Adj. EBITDA EV / LTM Adj. EBITDA Aptar EV / LTM EBITDA EV / LTM Pro Forma Adj. EBITDA - Capex EV / LTM Adj. EBITDA - Capex Aptar EV / LTM EBITDA - Capex

Compelling Strategic Acquisition Strong earnings and free cash flow accretion Value enhancing synergies and optimization opportunities $20M annual run-rate achieved within the first 18 months Synergies from: procurement, SG&A, in-sourcing, and manufacturing efficiency Established franchise with strong positions in higher margin dispensing products Hand-in-glove fit with Silgan’s existing Closures franchise Complementary dispensing products (miniature sprayers, airless and foam pumps) Strengthened geographic capabilities Enhances capabilities to drive Silgan customization strategies Equity value creation through deleveraging and growth Further expands platform for future acquisitions and continued expansion Deploying Strong Free Cash Flow to Build Shareholder Value Attractive sales growth franchise at a single digit multiple after synergies

Albea Dispensing Business Portfolio Fine Mist Pumps Lotion Pumps Foam Pumps Beauty and Personal Care Portion of Sales End Markets Fragrance Skincare Skincare Skincare Skincare Makeup & Beauty Personal Care Growth Range Key Customers Geographic Footprint Global Network of 10 Manufacturing Facilities 3 – 5% 3 – 5% 2 – 3% 4 – 6% Deploying Strong Free Cash Flow to Build Shareholder Value

Hand-in-Glove Fit Current Silgan Closures Albea Dispensing Pro-Forma Closures Metal Closures Lotion Pumps Plastic Closures Trigger Sprayers Other Dispensing Closures Spray Pumps Foam Pumps Markets Served Leading Market Position Market Presence Current Silgan Closures Albea Dispensing - - - Food, Specialty Beverage, Beauty & Personal Care Food, Specialty Beverage, Household/Lawn & Garden Healthcare, Beauty & Personal Care Food, Specialty Beverage, Household/Lawn & Garden Household/Lawn & Garden Beauty & Personal Care Household/Lawn & Garden, Healthcare, Beauty / Beauty & Personal Care Household/Lawn & Garden, Beauty & Personal Care - Deploying Strong Free Cash Flow to Build Shareholder Value

Expanded Closures Franchise Deploying Strong Free Cash Flow to Build Shareholder Value Closures 49% Silgan Today Silgan Pro Forma Revenue Adjusted EBITDA $4.5B $4.9B Adj EBITDA¹ $621M Adj EBITDA¹ $718M Figures based on LTM 9/30/19. Refer to Slide 13 for calculation of Silgan financial information for LTM ended 9/30/19. Refer to Slide 14 for LTM 9/30/19 financial information for Albea Dispensing. Refer to slides 13 and 15 for reconciliation of non-GAAP amounts to GAAP amounts. Percentages exclude Corporate.

Enhanced Silgan Closures Franchise Deploying Strong Free Cash Flow to Build Shareholder Value Pro Forma Revenue Pro Forma Adjusted EBITDA $1.8B $362M¹ Pro Forma Capex Pro Forma Adj EBITDA-Capex $255M¹ $107M 70% of EBITDA¹ Note: Figures based on LTM 9/30/19. Refer to Slide 13 for calculation of Silgan financial information for LTM ended 9/30/19. Refer to Slide 14 for LTM 9/30/19 financial information for Albea Dispensing. Refer to slide 16 for reconciliation of non-GAAP amounts to GAAP amounts. Albea Dispensing Pro Forma Adjusted EBITDA includes $20M of synergies. 20% Margin¹ Metal Closures Plastic Beverage Closures Plastic Dairy Closures Dispensing Silgan Closures Albea Dispensing Albea Dispensing² $97 Silgan Closures $265 Silgan Closures Albea Dispensing

Value Hidden in Plain Sight

SILGAN HOLDINGS INC.

Deploying Strong Free Cash Flow to Build Shareholder Value

LTM Adjusted EBITDA Margin (1)



25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
20.0%
21.0%
Pro Forma Silgan Closures
AptarGroup

5-Year Sales CAGR (2)



20.0%
15.0%
10.0%
5.0%
0.0%
15.6%
Organic Growth Target
1.7%
Pro Forma Silgan Closures
AptarGroup(3)

LTM Trading Multiples (3)



28.0x
24.0x
20.0x
16.0x
12.0x
8.0x
4.0x
0.0x
9.9x
13.9x
15.4x
24.0x
EBITDA Multiple
(EV / LTM Adj. EBITDA)
Cash Flow Multiple
(EV / LTM Adj. EBITDA – Capex)
Silgan Holdings
AptarGroup

Enterprise Value



$8.0
$6.0
$4.0
$2.0
$0.0
$5.6B
Implied Valuation Gap ~$600M
$6.2B
Remaining Silgan EBITDA $356M (6)
Implied Silgan Closures Enterprise Value at AptarGroup Multiples (4)
Silgan Holdings Normalized Enterprise Value (5)

Note: Figures based on LTM 9/30/19. Refer to Slide 13 for calculation of Silgan financial information for LTM ended 9/30/19. Refer to Slide 14 for LTM 9/30/19 financial information for Albea Dispensing.

(1) Refer to slide 16 for reconciliation of non-GAAP amounts to GAAP amounts and for calculation of Pro Forma LTM Silgan Closures Adjusted EBITDA Margin. AptarGroup 9/30/19 LTM EBITDA margin calculated as $604M of LTM Adj. EBITDA / $2,873M LTM Revenue. Source: AptarGroup SEC filings.

(2) 5-Year Sales CAGR compares 9/30/19 LTM Pro Forma Revenue to 9/30/14 LTM Revenue. Refer to slide 18 for calculation of 5-Year Sales CAGR.

(3) Source: Capital IQ.

(4) See slide 17 for calculation of Implied Silgan Closures Enterprise Value at AptarGroup multiples.

(5) Silgan Holdings Normalized Enterprise Value assumes 3.0x target Net Leverage ratio multiplied by Silgan LTM Adjusted EBITDA plus proposed acquisition debt and market capitalization as of 1/13/20 . See slides 13 and 14 for 9/30/19 LTM Adjusted EBITDA and reconciliation of non-GAAP amounts to GAAP amounts and slide 17 for calculation of Silgan Holdings Normalized Enterprise Value.

(6) Calculated based on Silgan Pro Forma LTM Adjusted EBITDA (see slide 15 for detailed calculation and reconciliation of non-GAAP amounts to GAAP amounts) less Silgan Closures Pro Forma LTM Adjusted EBITDA (see slide 16 for detailed calculation and reconciliation of non-GAAP amounts to GAAP amounts).

10

Unique Business Model Our cash deployment model gives us the flexibility to selectively grow and create franchise positions in the packaging industry Proven leadership team Focused segment management Customer-focused Metric-driven culture Track record of value creation Disciplined deployment of free cash flow Core competency in M&A Long-term focus Deploying Strong Free Cash Flow to Build Shareholder Value

Appendix

Financial Summary – Silgan Holdings

($ in millions)	2018	Nine months ended 9/30/2018	Nine months ended 9/30/2019	LTM 9/30/2019
Revenue by Segment				
Metal Containers	$2,378	$1,809	$1,905	$2,474
Closures	1,457	1,110	1,073	1,420
Plastic Containers	614	460	464	618
Corporate	0	0	0	0
Revenue	**$4,449**	**$3,378**	**$3,442**	**$4,512**
Segment Income				
Metal Containers	$199	$172	$134	$161
Closures	190	143	132	179
Plastic Containers	43	33	37	47
Corporate	(19)	(13)	(15)	(21)
Income before Interest and Income Taxes	**$412**	**$335**	**$288**	**$365**
Depreciation and Amortization by Segment				
Metal Containers	$81	$61	$64	$85
Closures	74	56	62	81
Plastic Containers	36	27	28	37
Corporate	0	0	0	0
Depreciation and Amortization	**$192**	**$143**	**$154**	**$203**
EBITDA by Segment				
Metal Containers	$280	$233	$198	$246
Closures	264	199	194	259
Plastic Containers	79	60	65	83
Corporate	(19)	(13)	(15)	(20)
EBITDA	$604	$478	$442	$568
Adjustments by Segment [1]				
Metal Containers	$5	$1	$42	$47
Closures	0	0	6	6
Plastic Containers	1	1	0	1
Corporate	0	0	0	0
Adjustments	**$6**	**$2**	**$49**	**$53**
Adjusted EBITDA by Segment				
Metal Containers	$286	$234	$240	$292
Closures	264	199	200	265
Plastic Containers	79	60	65	84
Corporate	(19)	(13)	(15)	(20)
Adjusted EBITDA	$610	$480	$491	$621
Total Capital Expenditures by Segment				
Metal Containers	$84	$56	$74	$102
Closures	62	47	70	86
Plastic Containers	44	32	23	35
Corporate	0	0	0	0
Total Capital Expenditures	**$191**	**$135**	**$167**	**$223**
Total Adjusted EBITDA - Capex / Adjusted EBITDA	69%	72%	66%	64%

Note: Figures may not sum due to rounding.
(1) All adjustments are rationalization charges.

13

Financial Summary – Albea Dispensing Based on historical financial data provided by Albea Dispensing, not adjusted for purchase price accounting.

Financial Summary – Pro Forma Silgan Holdings Note: Figures may not sum due to rounding. Based on historical financial data provided by Albea Dispensing, not adjusted for purchase price accounting. Refer to slide 13 for detail on adjustments.

Financial Summary – Pro Forma Silgan Closures Note: Figures may not sum due to rounding. Based on historical financial data provided by Albea Dispensing, not adjusted for purchase price accounting.

Silgan and Pro Forma Closures Enterprise Value Calculation Note: $ in Millions. Refer to Slide 13 for calculation of Silgan financial information for LTM ended 9/30/19. Refer to Slide 14 for LTM 9/30/19 financial information for Albea Dispensing. Source: Capital IQ. See reconciliation of non-GAAP amounts to GAAP amounts on slides 13 and 16.

Silgan Closures 5-Year Sales Compound Annual Growth Rate Note: Figures may not sum due to rounding. Based on historical financial data provided by Albea Dispensing, not adjusted for purchase price accounting. Calculated as Pro Forma Silgan Closures LTM Sales 9/30/2019 / Silgan Closures LTM Sales 9/30/2014 ^ (1/5) – 1.